UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2015

Gevo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35073	87-0747704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, at the 2015 annual meeting of stockholders (the “Annual Meeting”) of Gevo, Inc. (the “Company”) held on July 7, 2015, the Company’s stockholders approved a proposal to amend the Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”) to, among other things, increase the number of shares issuable under the plan by 1,000,000 shares (the “Plan Amendment”). On March 23, 2015 the Company’s Board of Directors (the “Board”) had approved the Plan Amendment, subject to stockholder approval.

As described in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on June 1, 2015 (the “Proxy Statement”), the Plan Amendment removes certain minimum vesting restrictions and increases the number of shares of the Company’s common stock reserved for issuance under the 2010 Plan from 371,419 shares to 1,371,419 shares. This is an increase of 1,000,000 shares that may be used to provide equity incentives to eligible persons under the terms of the 2010 Plan.

As a result of the approval by the stockholders of the Plan Amendment, the contingent equity awards described in the Proxy Statement were made based on the closing price of our common stock on July 7, 2015.

The descriptions of the Plan Amendment contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2010 Plan, as amended, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, there were 10,067,794 shares of the Company’s common stock outstanding. At the Annual Meeting, the holders of 6,887,441 shares were represented in person or by proxy. Set forth below is a brief description of the matters voted upon at the Annual Meeting and the voting results with respect to those matters. These proposals are set forth in more detail in the Proxy Statement.

1.	The stockholders considered a proposal to elect the following nominee as a Class II member of our Board of Directors to serve for a three-year term: Andy Marsh.

Votes For	Votes Withheld	Broker Non-Votes
2,521,356	95,229	4,270,856

2.	The stockholders considered a proposal to amend the Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan to, among other things, increase the number of shares issuable under the plan by 1,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,023,374	549,963	43,248	4,270,856

3.	The stockholders considered a proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,722,774	123,653	41,014	0

4.	The stockholders considered a proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers, as presented in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,315,760	205,279	95,546	4,270,856

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Brett Lund
Brett Lund
Chief Legal Officer, General Counsel & Secretary

Date: July 9, 2015